Acquisitions	12 Months Ended
Dec. 31, 2024
Business Combination, Asset Acquisition, and Joint Venture Formation [Abstract]
Acquisitions

2. Acquisitions

The following relates to acquisitions by the Company that took place in the years ended December 31, 2024, 2023 and 2022. We accounted for these acquisitions in accordance with ASC 805.

Fiscal 2024 Acquisitions

As referred to in “Note 1. Description of Business and Summary of Significant Accounting Policies”, on September 12, 2023, Smurfit Kappa and WestRock, a public company incorporated in Delaware, announced they had reached a definitive agreement on the terms of a proposed combination.

The Combination closed on July 5, 2024. Pursuant to the Transaction Agreement, on the Closing Date each issued ordinary share, par value €0.001 per share, of Smurfit Kappa (a “Smurfit Kappa Share”) was exchanged for one ordinary share, par value $0.001 per share, of Smurfit Westrock (a “Smurfit Westrock Share”) and, in exchange for the net assets of WestRock acquired through the Merger, each share of common stock, par value $0.01 per share, of WestRock (the “WestRock Common Stock”), was converted into the right to receive one Smurfit Westrock Share and $5.00 in cash (the “Merger Consideration”) for an aggregate cash consideration of $1,291 million (the “Cash Consideration”) and issuance of 258,228,403 shares to WestRock shareholders.

Upon completion of the Combination, Smurfit Kappa and WestRock each became wholly owned subsidiaries of Smurfit Westrock with Smurfit Kappa shareholders owning approximately 50.3% and WestRock shareholders owning approximately 49.7%.

The Company expects the Combination to result in a global leadership position in sustainable packaging, characterized by quality, product, and geographic diversity.

On April 3, 2024, Smurfit Kappa Treasury (a wholly owned subsidiary of Smurfit Westrock plc) completed an offering in the aggregate principal amount of $2,750 million of senior unsecured notes in three series, comprised of the following: $750 million aggregate principal amount of 5.200% senior notes due 2030 (the “2030 Notes”), $1,000 million aggregate principal amount of 5.438% senior notes due 2034 (the “2034 Notes”) and $1,000 million aggregate principal amount of 5.777% senior notes due 2054 (the “2054 Notes” and, together with the 2030 Notes and 2034 Notes, the “Notes” or the “Financing”) (such offering, the “April Notes Offering”). A portion of the net proceeds of the April Notes Offering was used to finance the Cash Consideration, fees, commissions, costs and expenses payable in connection with the Combination.

2. Acquisitions (Continued)

Merger Consideration

The following table summarizes the components of the aggregate Merger Consideration. The amounts are calculated by reference to Smurfit Kappa’s share price of £36.56 on the Closing Date, translated to U.S. dollars using the closing exchange rate as of that date.

Cash paid for outstanding WestRock Stock (a)	$1,291
Smurfit Westrock Shares issued to WestRock Shareholders (b)	12,098
Converted WestRock Options and WestRock RSU Awards attributable to pre-Combination service (c)	101
Settlement of pre-existing relationships, trade and other payable and receivable balances with WestRock (d)	(29)
Aggregate Merger Consideration	$13,461
(a)	The cash component of the aggregate Merger Consideration is based on 258,228,403 shares of WestRock Stock multiplied by the Cash Consideration of $5.00 per WestRock share.
(b)	Value of Smurfit Westrock Shares issued is based on 258,228,403 shares of outstanding WestRock Stock resulting in the issue of 258,228,403 Smurfit Westrock Shares at the closing share price of £36.56 on July 5, 2024, translated to U.S. dollars using the closing exchange rate of £1 to $1.2815 as of that date.
(c)	Consideration for WestRock Options and WestRock restricted stock unit (“RSU”) Awards replaced with Smurfit Westrock equity awards with similar terms, and the amount represents the consideration for their replacement. A portion of the fair value of Smurfit Westrock equity awards issued represents consideration transferred, while the remaining portion represents the post-Combination compensation expense based on the vesting terms of the converted awards. Also included, is the Merger Consideration in respect of WestRock Director RSU Awards, settled options held by former WestRock employees and vested and unreleased RSU awards all of which converted into WestRock Stock immediately prior to the Closing Date.
(d)	Component of Merger Consideration in respect of the settlement for no gain or loss of trade and other receivable and payable balances with WestRock as of the date of the Merger. The Merger Consideration has been increased by the amount of the settled Smurfit Kappa receivable of $3 million in respect of sales to WestRock and has been reduced to account for the effective settlement of accounts payable of $32 million in respect of trade and other purchases from WestRock. The WestRock receivable and payable in respect of these inter-company transactions were not recognized as an acquired asset or assumed liability.

Preliminary Purchase Price Allocation

Smurfit Westrock management determined that Smurfit Kappa is the accounting acquirer in the Merger, which is accounted for under the acquisition method of accounting for business combinations in accordance with ASC 805.

The preliminary allocation of the purchase price with respect to the Merger is based upon management’s estimates of and assumptions related to the fair values of WestRock assets acquired and liabilities assumed as of the Closing Date using currently available information. The excess of the purchase price over the fair value of net assets acquired has been allocated to goodwill.

The purchase price allocation for the Merger is preliminary and is subject to revision as additional information about the acquisition-date fair value of assets and liabilities becomes available. The Company is still evaluating the fair value of acquired property, plant and equipment, intangible assets and certain income tax related items in addition to ensuring all other assets and liabilities and contingencies have been identified and recorded. The Company has estimated the preliminary fair value of assets acquired and liabilities assumed based on information currently available and will continue to adjust those estimates during the measurement period (a period not to exceed 12 months from the Closing Date). The Company has reflected the measurement period adjustments to date in the period in which the adjustments occurred, and will continue to reflect measurement period adjustments, if any, in the period in which the adjustments occur. The Company will finalize the accounting for the Merger within the measurement period.

2. Acquisitions (Continued)

The following table summarizes the preliminary purchase price allocation to the fair value of the assets acquired and liabilities assumed as of the acquisition date:

	Preliminary	Measurement Period	Adjusted Preliminary
	Allocation	Adjustments	Allocation
Identifiable net assets:
Cash and cash equivalents	$603	$—	$603
Accounts receivable	2,374	—	2,374
Inventories	2,504	29	2,533
Other current assets	825	(13)	812
Property, plant and equipment	17,567	45	17,612
Intangibles	922	41	963
Prepaid pension asset	558	—	558
Other non-current assets	1,765	68	1,833
Accounts payable	(2,018)	—	(2,018)
Accrued compensation and benefits	(447)	—	(447)
Current portion of debt	(1,285)	—	(1,285)
Other current liabilities	(1,123)	(16)	(1,139)
Non-current debt due after one year	(7,438)	(2)	(7,440)
Deferred tax liabilities	(3,523)	27	(3,496)
Pension liabilities and other postretirement benefits, net of current portion	(299)	—	(299)
Other non-current liabilities	(1,872)	(2)	(1,874)
Noncontrolling interests	(11)	—	(11)
Identifiable net assets acquired as of July 5, 2024	9,102	177	9,279
Goodwill arising on Merger	4,359	(177)	4,182
Aggregate Merger Consideration	$13,461	$—	$13,461

Measurement period adjustments primarily related to the adjustments in the fair values of the acquired property, plant and equipment and other intangible assets from the third-party valuation and related impact on deferred income taxes. The measurement period adjustments are based on facts and circumstances that existed, but were not known, as of the acquisition date. The offset to the measurement period adjustments was to goodwill. The impact to the Consolidated Statement of Operations as a result of these measurement period adjustments was not material.

The goodwill arising from the Merger is attributable to the workforce of the acquired business and the significant synergies expected to arise after the Merger. Of the total goodwill recognized on the Merger, $3,882 million was allocated to the North American segment, $206 million was allocated to the LATAM segment and $94 million was allocated to the Europe, MEA and APAC segment. Of the total goodwill recognized, $187 million is estimated to be deductible for tax purposes.

The fair value of the assets acquired includes accounts receivable of $2,374 million that are not purchased financial assets with credit deterioration. The gross amount due under contracts was $2,429 million of which $55 million was expected to be uncollectible. Acquired other non-current assets includes a sales-type lease receivable and notes receivable with an aggregate fair value of $85 million. The gross amount due under contracts was $107 million, $22 million of which was expected to be uncollectible.

The preliminary fair value of acquired property, plant and equipment was determined primarily using the cost approach method. Due to the specialized industrial nature of our plant and machinery assets, we have primarily applied the depreciated replacement cost method to determine their acquisition date fair value. This valuation method involves making assumptions for the current replacement costs of similar fixed assets adjusted for estimated physical deterioration, functional and economic obsolescence. The determination of key assumptions was supported by the market approach if an active secondary market was identified, and the income approach was considered to determine economic obsolescence for certain assets. These valuations resulted in Level 3 non-recurring fair value measurements.

2. Acquisitions (Continued)

The preliminary fair values of intangible assets were generally determined using income-based methods. The income method used for customer relationship intangibles is the multi-period excess earnings method based on forecasts of the expected future cash flows attributable to those assets. The relief from royalty method which the Company has used for the valuation of trade name and certain technology intangibles, estimates fair value by reference to the royalties saved through ownership of the intangible asset rather than paying a rent or royalty for its use. The fair value of certain technology-based intangibles was determined using a cost savings approach that measures the value of an asset by estimating the cost savings achieved through owning the asset.

Significant estimates and assumptions inherent in the valuations reflect consideration of other market participants, the amount and timing of future cash flows (including expected growth rates, discount rates, cost savings and profitability), royalty rates used in the relief from royalty method, and the discount rate applied to the cash flows. Unanticipated market or macroeconomic events and circumstances may occur, which could affect the accuracy or validity of the estimates and assumptions used to calculate the fair values of acquired intangible assets.

Preliminary identifiable intangible assets are presented in the following table:

		Weighted
	Preliminary	Average Useful
	Fair Value	Lives (in years)
Preliminary fair value of intangible assets acquired:
Customer relationships	$459	14
Trade names and trademarks	228	10
Developed technology	179	12
Software assets	93	5
Land use rights	4	22
Intangible assets acquired	$963	12

The Company incurred transaction-related expenses associated with the Combination of $202 million for the year ended December 31, 2024 ($78 million for the year ended December 31, 2023). These costs were associated primarily with legal and other professional services and were recorded in transaction and integration-related expenses associated with the Combination.

Following the Combination, Smurfit Kappa funded the prepayment and cancellation of WestRock’s credit agreement with an outstanding amount of $750 million (“Delayed Draw Term Facility”). Waivers from lenders removing change in control provisions had previously been received for this loan facility. The outstanding balance of the facility as of July 5, 2024 was recognized as an assumed liability. The repayment did not form part of Merger Consideration. The repayment of the principal ($750 million) has been presented as a financing cash outflow with the payment of accrued interest ($1 million) reflected within operating activities, each in the Consolidated Statement of Cash Flows.

2. Acquisitions (Continued)

Outstanding WestRock Share-based Compensation Awards

In connection with the Combination, outstanding WestRock RSU Awards (other than director RSUs) for current employees were replaced with Smurfit Westrock RSU Awards and a cash award equal to $5.00 per share, both of which will vest over the same requisite service period as the original awards. Director RSUs were fully vested upon the change in control and settled shortly thereafter in July 2024. Outstanding WestRock performance stock units (“PSUs”) were converted at the higher of target or the average actual performance of the last three years prior to the Merger and replaced with Smurfit Westrock RSU Awards and a cash award equal to $5.00 per share, both of which will vest over the same requisite service period as the original awards. The outstanding WestRock stock options and their exercise prices were converted using an exchange ratio based on the volume weighted average price of Smurfit Kappa shares for a ten day period prior to the close of the Merger and replaced with Smurfit Westrock stock options with the same terms and conditions as the original awards. Outstanding WestRock stock options for former employees were settled in connection with the acquisition. The Merger Consideration includes $101 million related to WestRock awards that were settled or replaced in connection with the acquisition. Compensation expense of $21 million was recognized immediately post-acquisition and $162 million of compensation expense will be recognized over the remaining service period of up to three years. In addition, during the year ended December 31, 2024, $51 million of stock compensation expense was recognized in respect of “dual trigger” awards to certain executives, which accelerated vesting upon (i) a change in control and (ii) involuntary termination or a termination for good reason following a change in control.

WestRock Net Sales and Earnings

WestRock contributed net sales of $9,381 million and net loss of $39 million to the consolidated results of Smurfit Westrock for the period from completion of the Merger to December 31, 2024.

Unaudited Pro Forma Combined Financial Information

The following unaudited pro forma combined financial information presents the combined results of operations for the year ended December 31, 2024 and 2023, as if the Merger had occurred on January 1, 2023.

	Years ended December 31,
	2024	2023
Net sales	$30,919	$32,511
Net income (loss) attributable to common shareholders	$650	$(1,410)

The unaudited pro forma combined financial information above is based on the historical financial statements of Smurfit Kappa, WestRock, and Smurfit Westrock, and is not indicative of the results of operations that would have been achieved if the Merger had occurred on January 1, 2023, nor is it indicative of future results. The unaudited pro forma combined financial information has been prepared by applying the accounting policies of Smurfit Westrock and includes, where applicable, adjustments for the following factually supportable items or transactions, directly attributable to the Merger: (i) elimination of intercompany activity; (ii) incremental depreciation expense from the preliminary fair value adjustments to property, plant and equipment; (iii) amortization expense from the preliminary fair value adjustments to acquired intangible assets; (iv) incremental stock-based compensation expense associated with the Merger; (v) interest expense for acquisition financing and the amortization of the fair value adjustment to debt assumed; (vi) removal of pension and other postretirement amortization expense resulting from the fair value adjustment to acquired WestRock pension and other post-employment benefit assets and liabilities; (vii) changes to align accounting policies; and (viii) associated tax-related impacts of adjustments.

The unaudited pro forma combined financial information also reflects pro forma adjustments for the following material non-recurring expenses directly attributable to the Merger, each reflected as of the beginning of the earliest pro-forma comparative period presented: (i) transaction-related costs of both Smurfit Kappa and WestRock amounting to $448 million, including retention-related bonuses; and (ii) amortization of the fair value adjustment to acquired inventories of $224 million.

2. Acquisitions (Continued)

These pro forma adjustments are based on available information as of the date hereof and upon assumptions that the Company believes are reasonable to reflect the impact of the Merger on the Company’s historical financial information on a supplemental pro forma basis. Adjustments do not include costs related to integration activities, cost savings or synergies that have been or may be achieved by the combined business.

In the year ended December 31, 2024, we also acquired Artemis, a bag-in-box packaging company in Bulgaria, and goodwill arising on the acquisition was $10 million. The acquisition was not considered to be significant as to warrant separate disclosure of the net assets acquired.

During fiscal 2024, the Company recorded a measurement period adjustment to the fair values initially assigned to the Cartonajes Carrión business acquired in 2023, resulting in a reduction in goodwill recognized of $10 million.

Fiscal 2023 Acquisitions

We acquired Asterias, a folding carton company in Poland, and Cartonajes Carrión, a specialty packaging operation in Spain, in the year ended December 31, 2023. Goodwill arising on these acquisitions was $21 million in total, of which $16 million was expected to be deductible for income tax purposes. Neither acquisition was considered to be significant as to warrant separate disclosure of the net assets acquired.

During fiscal 2023, the Company recorded a measurement period adjustment to the fair values initially assigned to the PaperBox and Pusa Pack businesses acquired in 2022, resulting in a decrease in goodwill of $24 million and $1 million, respectively.

Fiscal 2022 Acquisitions

We completed the following acquisitions in the year ended December 31, 2022:

●	On April 1, 2022, we acquired 100% of Argencraft, a corrugated facility in Argentina.
●	On April 29, 2022, we acquired 100% of Atlas Packaging, a corrugated packaging company in the United Kingdom.
●	On October 3, 2022, we acquired 100% of PaperBox, a packaging plant in Brazil.
●	On October 31, 2022, we acquired 100% of Pusa Pack, a bag-in-box packaging plant in Spain.

The total aggregate purchase consideration for the 2022 acquisitions was $107 million, consisting of $99 million in cash and $8 million in deferred consideration. None of the business combinations completed during the year were considered material to warrant separate disclosure of the fair values attributable to those combinations.

The $93 million of cash outflows reflected in the Consolidated Statements of Cash Flows for the year ended December 31, 2022, relate to the total cash consideration, net of $6 million in cash acquired in 2022.

The total net assets acquired were $87 million. Acquisition related costs were expensed as incurred and were not material to our financial statements. The aggregate purchase price of these acquisitions reflects goodwill of $20 million, which is not expected to be deductible for income tax purposes. The goodwill is primarily composed of expected benefits related to expanding the Company’s established and growing packaging business.